SEMI-ANNUAL REPORT OCTOBER 31, 2001

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SouthTrust U.S. Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE

Dear Investor:

          I am pleased to present the Semi-Annual Report of the SouthTrust Funds, for the six-month reporting period ended October 31, 2001. This report begins with an investment review of the economy and developments in the financial markets over the period. Next, you’ll find a complete list of investments and financial statements for SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund and SouthTrust Growth Fund.

          The six-month reporting period was positive for bonds, as continued declines in interest rates caused the prices of existing bonds to rise. While stock investors experienced a painful period, short-term volatility is part of stock investing. Positive stock performance is best pursued over time—in years if not decades. Of course, if you’re a money market fund investor, your outlook is considerably shorter—your money is at work earning daily income and ready whenever you need it.

          The highlights for each fund over the six-month reporting period are as follows.

SouthTrust U.S. Treasury Money Market Fund

          This portfolio of U.S. Treasury money market securities paid a dividend stream totaling $0.02 per share in dividends over the six-month reporting period. The fund’s net assets totaled $1.2 billion at the end of the reporting period.*

SouthTrust Income Fund

          SouthTrust Income Fund, a diversified portfolio of income-producing investments, paid dividends totaling $0.26 per share, while the net asset value increased by $0.24. As a result, the fund produced a total return of 5.26%.** Net assets in the fund totaled $75.5 million at the end of the reporting period.

SouthTrust Bond Fund

          This fund’s diversified portfolio of high-quality corporate and government bonds paid income distributions totaling $0.28 per share, while the fund’s net asset value rose from $10.08 to $10.56. As a result, the fund produced a total return of 7.68%.** Total net assets in the fund reached $152.0 million at the end of the reporting period.

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE
(Continued)

SouthTrust Alabama Tax-Free Income Fund

          This fund is designed for tax-sensitive Alabama residents. It pursues double-tax-free income—income free from federal regular income tax and Alabama income tax by investing in high-quality securities issued by Alabama municipalities.† During the six-month reporting period, the fund paid income totaling $0.22 per share as the net asset value rose from $10.35 to $10.68. As a result, the fund produced a total return of 5.31%.** Total net assets in the fund reached $57.6 million at the end of the reporting period.

SouthTrust Value Fund

          The fund’s portfolio primarily consists of undervalued stocks with long-term growth potential issued by large, established, and well-managed companies that are leaders in their industries. During the six-month reporting period, the fund produced a total return of (12.71%)**, due to a decline in net asset value. The fund paid $0.03 per share in dividends. Net assets totaled $300.9 million at the end of the reporting period.

SouthTrust Growth Fund

          SouthTrust Growth Fund invests in stocks issued by large, established U.S. companies that have a record of growth in price and earnings—and have high potential to continue that growth. It complements SouthTrust Value Fund, which invests in value stocks issued by large, high-quality companies. Over the six-month reporting period, SouthTrust Growth Fund produced a total return of (13.71%), resulting from a decline in its net asset value.** Net assets in the fund totaled $74.6 million at the end of the reporting period.

          As always, we thank you for pursuing your financial goals through the professional management and diversification of the SouthTrust Funds. We look forward to keeping you up-to-date on your progress.

Sincerely,

/s/ Edward C. Gonzales

Edward C. Gonzales
President
December 15, 2001

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE
(Concluded)

*
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**
Performance quoted is based upon net asset value and does not take into account the fund’s sales charge. Total return based on offering price (i.e., less any applicable sales charge) for the Income Fund, Bond Fund, Alabama Tax-Free Income Fund, Value Fund and Growth Fund, were 1.60%, 3.87%, 1.58% (16.62)% and (17.63)%, respectively. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

†	Income may be subject to the federal alternative minimum tax.

SOUTHTRUST FUNDS
INVESTMENT REVIEW

Economic Perspective

          Six months ago, we questioned the ability of consumers to maintain their high level of confidence and spending given the weakening job market. With the consumer heavily in debt and on the tail end of an extended spending spree, we wondered whether they were capable of single handedly extending the longest economic expansion in history. Economists at that time were convinced the four rate cuts by the Federal Reserve (the “Fed”) would take hold in time for our economy to avoid the two down quarters in real Gross Domestic Product necessary to meet the unofficial definition of a recession. The focus was on the consumer, because businesses were already in recession with capital spending falling sharply since mid 2000. Government spending had been effectively frozen by a joint Congressional agreement not to spend the Social Security surplus.

          A technique of Wall Street economists is to take an optimistic position on economic prospects and hold to it no matter how absurd the forecast appears given what’s going on in the real economy. Then they wait for an event to unfold on which they can place blame for causing the recession. That allows them to completely reverse their forecast based on the unforeseen incident, but claim that the earlier forecast would otherwise have been right.

          The terrible tragedy of September 11 is now that event. However, in the real world the US economy was heading south long before that cowardly attack. Proof? When the Conference Board issued its preliminary Consumer Confidence Index for September, for which the survey was conducted between the 1st and 21st of September, or both before and after the attack, Lynn Franco, director of the Conference Board’s consumer-research center, said there was no significant difference between responses received before and after September 11. Consumer spending was in a nosedive before September 11. While September 11 resulted in the general acceptance that our economy, along with almost every major global economy, is in recession, it did diminish the focus on the consumer. However, with the consumer sector representing about two-thirds of our economy, it’s hard not to focus on it. While showing signs of being in the early stages of rebuilding their balance sheets, the consumer still looks far from healthy.

          Our view is that the U.S. economy was in recession prior to September 11, and the terrorist attack only served to make the slowdown worse and last longer. With the weakened outlook came the good news that when the recovery came it would most likely be a vigorous, V-shaped rebound. Our outlook was based on:

•	Pent-up demands building, both at the consumer and business levels.

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INVESTMENT REVIEW
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•
Increased momentum for another tax cut, which will provide additional fiscal stimulation. Importantly, this prospective tax cut should provide direct help to our contracting economy. Skipping the political differences in the form of the relief, this money would get spent.

•	Fed easing monetary policy even more aggressively after the terrorist actions.

•	Fiscal spending for our military and rebuilding efforts, that will be the most aggressive since World War II.

•
Inventories have already mostly been liquidated, written down or written off as a result of the sharp decline in the industrial sector in the first half of the year. Now, companies find themselves vulnerable to just-in-time inventory policies, which should cause them to carry higher raw material stocks than previously. This will support a higher level of aggregate demand.

          While it is accepted we’re in recession, some are now questioning whether the recovery has already started. Spurred by new automobile sales, overall retail sales soared a record 7.1% in October. Early readings on consumer confidence have already shown signs of picking up in November. Given the still weakening job market, we believe October’s spending spree will prove only to take away from future spending and serve to extend the recession or cause a second dip. The length and depth of the recession will prove very important to investors and their prospective returns over the next year.

Fixed Income Review

          Clearly, bonds will most likely respond poorly to an early economic pickup or sharp recovery. Recessions are very bullish for bond investors. Bonds tend to try to anticipate future inflation. Inflation tends to continue to decline for over a year after the economy begins to recover. What’s unique in the current cycle is that inflationary pressures weren’t bad at the peak of the economic cycle, as is typically the case. Even in 1990, inflation, as measured by the Consumer Price Index, exceeded 6%. During this cycle, inflation never reached 4%, and, with the recession, talk of deflation has even become commonplace. Now, the bond market faces new uncertainties. If the recession is extended, bonds will remain strong performers for a while. If the recovery has already started, a more difficult time for bonds will most likely be upon us.

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INVESTMENT REVIEW
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          What’s most important to remember is the reason for investing in bonds. Bonds provide income. Even in the midst of the current bear market for stocks, attractive yields from dividends are very hard to find. But, perhaps the most important role bonds play is in balancing the volatility of stocks in a prudently diversified portfolio. If the volatility of stocks in recent years has accomplished anything, it has been to once again show the importance of bonds in balanced portfolios. As our baby boomer population is rapidly approaching the early stage of retirement, the notion of recent years that bonds are unimportant has been severely challenged.

          Bonds not only represent a prudent investment, but high quality tax-free municipal bonds look especially attractive relative to U.S. Treasury bonds. There is no question that bonds are approaching a far more challenging period than seen in recent years, but if the recession proves longer and worse than currently expected, it is far too early to be concerned. But, most important is to remember why one should own bonds in the first place.

Equity Review

          September 11 put in place exactly what investors needed to get the stage set for the next bull market. While before the terrorist attacks, any economic recovery looked like it would be muted at best, now the stage has been set for a V-shaped recovery. The attacks also rattled investor confidence enough to knock stocks down to relatively attractive valuations by the September 21 market lows. Now the question is, has the new bull market started and where do we go from here?

          Six months ago we said in our commentary:

“If we’re right about the economy and stock market, the next six months should be an excellent time to buy stocks. Fed easing should take hold before year-end with stocks heading higher before a significant rebound in the economy. It’s interesting that the normal seasonal market cycle is also consistent with our outlook. A study in Yale Hirsch’s Stock Traders Almanac 2001 shows that in the cumulative 51 year period from 1950 through 2000, $10,000 invested in S&P 500 for the six months of May through October provided a compounded gain in price to $11,574, while $10,000 invested from November through April returned $363,353. With stocks historically bottoming mid-way through a recession, we believe prospects for stock investors should be bright by the time our October 31, semi-annual report rolls around.”

          The more positive time frame for stocks has arrived and there is no question we’ve been in a bear market. Depending on the index used, the current bear market

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

has lasted well over a year and fallen at least in line with the historical averages. History has shown that bear markets create ideal buying opportunities, which is why we felt the last six months would represent an ideal time for buyers. We also know stocks rebound before the economy. On average, the S&P 500 has appreciated over 26% in the last three months of a recession.*

          We don’t advocate market timing. We believe it is important to let the market drive actions and not become overly concerned with forecasts, which have been proven to be inherently inaccurate. That said, if stocks did see their lows for the cycle on September 21, it is hard to get expectations too high. Unfortunately, we have entered an environment where the extended lofty returns of the last half of the 1990’s will probably not be seen again in our lifetimes. But, very attractive returns may still be possible for prudent stock investors with a focus on sound fundamental analysis and some form of valuation, concepts totally forgotten during the technology and telecom mania.

          Currently, any major setbacks in the war against terrorism or the economy could give stocks one more down leg, creating an exceptional buying opportunity. If we’ve seen the lows, being very selective and price disciplined should prove of utmost importance, because risks remain high. Investing in stocks is not as easy as many investors thought during the 1990’s. Unfortunately, the last year has proven that. As always, using a disciplined prudent approach in a consistent manner is a good strategy for investors.

SouthTrust U.S. Treasury Money Market Fund

          In the past six months ending October 2001, investors have become accustomed to lower yields, especially in money market securities. In response to continued economic weakness and the tragedies of September 11th, the Fed eased the overnight lending rate by 2 percentage points between May 2001 and October 2001 continuing the trend started at the beginning of the year. With the federal funds target rate close to historical lows, yields on the 3 and 6 month Treasury Bills declined by 1.88 and 1.96 percentage points, respectively, during the past six months. Similarly, yields on overnight repurchase agreements declined 1.84 percentage points over the same period.

          During the past six months the fund maintained an extended maturity structure to obtain higher yields in a falling rate environment. By increasing allocation to U.S. Treasuries, the fund lengthened the average maturity from 15 days to 44 days

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

helping to preserve higher yields over the period. While the Fed retains its bias towards economic weakness, the fund continues to emphasize longer dated Treasuries as opposed to overnight repurchase agreements. Despite anticipation of rate cuts at the next two Fed meetings, the fund remains cautious of pertinent economic news that could possibly indicate an earlier economic recovery and subsequently, a potential for higher yields.

SouthTrust Income Fund

          The events of September 11th delayed a recovery in the economy that was showing signs of improvement. The Fed lowered the federal funds target rates by 50 basis points immediately following the attack (followed by two more 50 basis point moves) furthering a stimulative monetary policy already in place. So far this year the Fed has cut federal funds target rates ten times for a total of 400 basis points (4%), which represents the fastest pace of easing since 1982. There were seven cuts before the attack and three cuts after September 11th. The last time the Fed was this aggressive was in 1990-91, when federal funds target rates fell from 9.75% to 3% for a total of 675 basis points (6.75%). At the current level of 2.00%, this is also the lowest level for federal funds target rates since 1962.

          During the six months reporting period ended October 31, 2001, yields on the 3-month, 2-year and 5-year U.S. Treasuries have declined 1.9, 1.9 and 1.4 percentage points, respectively, to 2.0%, 2.4% and 3.5%, respectively. Responding to the five interest rate cuts by the Fed during this period, the yield curve between 3-month and 30-year Treasuries returned to a normal upward sloping curve and steepened by 1.0 percentage points. In the six months ending October 31, 2001 the 2-year and 5-year Treasuries returned 5.6% and 8.0%, respectively, while 1-30 year corporate bonds under performed similar maturity U.S. Treasuries by 1.1 percentage points in response to weakening corporate profitability.

          Corporate bonds with maturities between one and five years experienced less spread widening than longer term bonds and outperformed similar maturity Treasuries. For the six months ending October 31, 2001, 1-5 year corporate bonds returned 6.6% while similar maturity U.S. Treasuries, Agencies and Mortgages returned 6.4%, 6.2% and 6.0%, respectively.

          The Fund maintained an over allocation to corporate debt throughout the six-month reporting period relative to its index (Merrill Lynch 1-5 Year Government/Corporate)** but did minimize this overweight during the last three months. During the period the Fund transformed its corporate allocation to emphasis

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

defensive issuers with quality earnings in diversified finance, food processing, Canadian provinces and utilities. The Fund maintained its overweight to strategic telecommunication issuers.

SouthTrust Bond Fund

          Because of the events of September 11th, we believe an “uncertainty” premium will continue permeate the fixed income markets at least on some level.

          As described in the Income Fund discussion, the Fed has cut the fed fund target rate a total of ten times this year, and will most likely continue to reduce rates at their November and December meetings.

          Fiscal policy has been equally stimulative as politicians reversed what has been a restrictive fiscal package over the past eight years, by approving nearly $60 billion in fiscal initiatives designed to restore confidence to an economy battered by the September 11th attacks and teetering on recession. While the final details of the package have yet to be decided, we consider this to be an important variable going forward as a rise in long-term yields will serve to crimp any sort of economic recovery. As we wrote about in our last quarterly piece, we were of the opinion that the U.S. Treasury would try to find ways to keep long-term rates low. They did just that as they surprised the markets by announcing the discontinuation of the 30-year Treasury, causing a rally in long-term rates.

          Buoyed by an aggressive Fed, a stimulative fiscal program and a period of global uncertainty, interest rates fell and the yield curve steepened. For the six-month reporting period, 10-year Treasury rates fell to 4.26% from 5.33%, a decline of 107 basis points. A flight to quality arising from the September 11th attacks caused the yield curve—as measured by the spread between 2- and 30-year Treasury rates—to steepen 100 basis points to 248 basis points. Investment grade corporate bonds which ended the six-month period strongly with a 7.72% return experienced their worst one month decline in years as the month of September netted them a -0.33% return. Clearly, this was a volatile period for all asset classes.

          For the reporting period, the fund’s total return was 7.68%*** compared to 8.55% for our benchmark, the Lehman Government/Credit Index†. Going forward, it is our belief that monetary and fiscal policy will serve to bring growth back to trend, probably sometime next year. As such, we believe we have seen the low in yields for this cycle. However, segments of the economy remain weak, and until strength returns on a broader scale, we will remain at our benchmark duration target.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

SouthTrust Alabama Tax-Free Income Fund

          Municipal bonds provided attractive returns during most of the past six months reporting period, but concerns surfaced when the terrorist attacks occurred on September 11. Vast issuance of new municipal bonds had been scheduled for that week. Combined with the terrorist actions, this caused investors to pause from potential purchases. However, when trading resumed yields in the tax-exempt market did not follow the rest of the bond market and tax-exempt bond prices declined over the uncertainty surrounding new supply coming to market. As tax-exempt yields rose modestly, taxable yields declined in a flight to quality creating an attractive opportunity for municipal buyers.

          Since then, insurance companies specializing in municipal debt insurance were re-evaluated by the rating agencies. Their exposure to the terrorist attacks was determined to pose no financial threat at this time, leaving their AAA ratings intact.

          Another concern has resulted from the fact tax-exempt bonds play a significant role in the investment strategy of most property/casualty companies. The unknown of total claims compensation for losses stemming from the events of September 11 has the potential to increase the supply of bonds for sale thereby depressing their prices. What these events have done is make the yields and potential returns from tax-exempt bonds look very attractive relative to taxable bonds. At the current time you can find AAA rated insured tax-exempt bonds that provide higher yields than long-maturity U.S. Treasury bonds, which is very unusual historically. It is our view that the unfortunate events of September 11 have created a buying opportunity for investors in the higher-tax brackets.

SouthTrust Value Fund

          Our relative performance has been good, but we believe opportunities for value investors still exist. The number one group where we see opportunity today is in the energy sector. The global recession has sharply reduced demand at the same time Russia has been able to increase their production. With OPEC and Non-OPEC countries fighting over quotas at a time when demand is sagging, oil and gas prices have been in a free fall. What we believe is most important is that U.S. production is falling, and finding new reserves has proven increasingly expensive and difficult. We remain dependent on Middle East reserves at a time when any number of events in our war against terrorism could easily disrupt supply. Investors are chasing cyclical stocks, looking for beneficiaries of an economic recovery, yet overlooking the cheapest group. Our portfolio should be well positioned for the

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

rebound, when it comes, with excellent natural gas companies like Anadarko Petroleum, El Paso, and Williams and a mix of oil, service, and drilling companies, each of which has its’ own attraction based on our analysis. One of our favorite groups prior to the terrorist attacks was the property and casualty insurers. Needless to say, September 11 gave us the opportunity to buy more. Showing the stock market’s willingness to look ahead, the stocks have since rebounded sharply, but we believe they remain very attractive for a long-term improvement in their business. Ironically our attraction to the group was that things were so bad, that they had to improve. Losses like those that resulted from the terrorist attacks actually end up improving pricing power and future profitability for the industry.

          Performance during the period was helped by a number of stocks. The biggest positive impact came from Harris Corp., which should prove a beneficiary of increased defense spending along with being a leader in a number of other exciting businesses. Harris has long had a strong top-secret business base from the government, is a leader in secured communications, has by far the dominant position in digital, high definition broadcasting, and is also a leader in wireless communication technology. One of the keys to Harris’ success has been its ability to expand on government funded technology and use it for commercial products. The future for Harris could be exceptional if any of its growth areas develops to full potential. Also boosting our returns was strong performance by Tricon Global Restaurants, whose Kentucky Fried Chicken, Pizza Hut, and Taco Bell restaurants are exceptionally well managed. International growth has been strong, while the stock had traded at the very low end of its historical valuation range. Opportunities for global expansion look excellent. Johnson & Johnson, a true bellwether health care company with superb management, also had an excellent six months.

          The biggest risk in being a value investor is that you always tend to be early. While our relative performance has been good, there is no question that we began to build our energy exposure too early. This proved especially true given what has happened since September 11, which has negatively impacted our performance this year. Holdings in telecom equipment were also premature. As was our confidence in management at CVS and Computer Sciences.

          While the tragic events of September 11 will probably serve to help our fund over the long-term, near-term it has had a negative impact. Excellent companies, such as United Technologies and Honeywell, moved down sharply in price despite the fact their aerospace segments may actually get increased government business, with the commercial aviation exposure being a short-term negative. The weakness

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

did, however, give us a chance to add to our positions. Cendant, with its diversified travel related exposure, also gave up its’ early year gains. This well managed company with strong free cash flow may have been slowed, but the terrific potential for the stock in our view is unchanged.

          We are committed to a constant search for above-average companies that we can buy at attractive valuations. Our willingness to look for opportunities in all sectors of the market and do the fundamental analysis necessary should continue to provide plenty of opportunities for profit.

          Growth or Value? We think there is room for both styles in a prudently diversified portfolio, but obviously have a bias for value. Investor’s Business Daily on November 12, 2001, ran an interesting article by Claire Mencke, “Manager: Value Funds Have Legs” (pg 15). The article shows the tremendous outperformance value stocks have historically demonstrated coming out of recessions. The study showed value stocks outperformed the Standard & Poor’s 500 Index (the “S&P 500”)†† by 263% coming out of the 1973-74 recession, 272% coming out of the 1980-82 recessions, and 117% coming out of the mild 1990-91 recession. Our experience in investing during these last 30 years has found that recessions have historically created terrific opportunities for disciplined value investors, helping boost our optimism for the next several years. It may still be a little early for the market, but we strongly suggest not trying to invest for a repeat of last cycles excesses.*

SouthTrust Growth Fund

          For the six-month reporting period ended October 31, 2001, the SouthTrust Growth Fund returned (13.71)%*** at net asset value compared to a return of (14.60)% for the S&P 500††.

          Our approach to managing the fund centers around how we define growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. Investors recognize these attributes and value them in the market.

          We have continued to see the landscape change within the equity market over the past six months with investors unwilling to continue to payup for speculative

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INVESTMENT REVIEW
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growth stocks priced for perfection. The ability to grow year after year has become more important than the potential to post triple-digit gains for a few quarters. This transformation has benefited on a relative basis our approach to growth stock investing. We believe that our focus on premier, industry leading companies with low cost operations and strong financials positions the fund ideally for the more fundamentally based stock market in existence at the present time.

          The fund has found opportunity in an variety of names over the past year. We established positions in health care companies Amgen and, more recently, Eli Lilly both of whom have performed admirably. We also established positions in Dell Computer and Southwest Airlines by taking advantage of price weakness in their sectors to solidify positions in these industry leaders.

*	Past market performance is no guarantee of future results.
**
The Merrill Lynch 1-5 Year Corporate/Government Index is a market capitalization weighted index including U.S. government and fixed-coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Quality range is BBB3-AAA. Maturities for all bonds are more than one year and less than five years. Indexes are unmanaged and investments cannot be made in an index.

***
Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns for the six-month reporting period, based on offering price (i.e., any applicable sales charge), for the SouthTrust Bond Fund, Value Fund and Growth Fund, were 3.87%, (16.62)%, and (17.63)%, respectively.

†
The Lehman Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. Indexes are unmanaged and investments cannot be made in an index.

††
The S&P 500 is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS—45.5%
		U.S. TREASURY BILLS—30.7%
$250,000,000	(1)	1/3/2002	$ 248,943,000
50,000,000	(1)	1/10/2002	49,680,139
50,000,000	(1)	1/17/2002	49,649,757
20,000,000	(1)	11/1/2001	20,000,000

		TOTAL	368,272,896

		U.S. TREASURY NOTES—14.8%
50,000,000		6.375%, 1/31/2002	50,527,407
75,000,000		6.625%, 4/30/2002	76,015,838
50,000,000		6.625%, 5/31/2002	50,737,576

		TOTAL	177,280,821

TOTAL U.S. TREASURY OBLIGATIONS			545,553,717

REPURCHASE AGREEMENTS(2)—54.5%
50,000,000		Bear, Stearns and Co., 2.560%, dated 10/31/2001, due 11/1/2001	50,000,000
50,000,000		Dresdner Securities (USA), Inc., 2.520%, dated 10/31/2001, due 11/1/2001	50,000,000
253,513,000		Greenwich Capital Markets, Inc., 2.550%, dated 10/31/2001, due 11/1/2001	253,513,000
50,000,000		Lehman Brothers, Inc., 2.550%, dated 10/31/2001, due 11/1/2001	50,000,000
250,000,000		Warburg Securities, 2.550%, dated 10/31/2001, due 11/1/2001	250,000,000

TOTAL REPURCHASE AGREEMENTS			653,513,000

TOTAL INVESTMENTS (at amortized cost)(3)			$1,199,066,717

(1)	Yield at date of purchase.
(2)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3)	Also represents cost for federal tax purposes.
Note:	The categories of investments are shown as a percentage of net assets ($1,199,191,136) at October 31, 2001.

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited)

Principal Amount			Value
CORPORATE BONDS—56.8%
		CAPITAL GOODS—2.0%
$1,475,000		Tyco International Group, Company Guarantee, 4.95%, 8/1/2003	$1,508,825

		CHEMICALS—2.1%
1,000,000		Praxair, Inc., Note, 6.15%, 4/15/2003	1,032,970
550,000		Solutia, Inc., Note, 6.50%, 10/15/2002	555,378

		TOTAL	1,588,348

		COMMUNICATIONS—2.8%
1,000,000		Citizens Communications Co., Note, 8.50%, 5/15/2006	1,081,222
1,000,000		WorldCom, Inc., 6.50%, Note, 5/15/2004	1,038,359

		TOTAL	2,119,581

		CONSUMER CYCLICAL—2.4%
500,000		Masco Corp., Note, 6.00%, 5/3/2004	520,533
1,250,000		Target Corp., Note, 5.50%, 4/1/2007	1,294,295

		TOTAL	1,814,828

		CONSUMER NON-DURABLES—6.0%
1,800,000		Anheuser-Busch Cos., Inc., Note, 6.75%, 6/1/2005	1,863,322
1,000,000	(1)	Kellogg Co., Note, 5.50%, 4/1/2003	1,027,365
900,000		Kraft Foods, Inc., Note, 4.625%, 11/1/2006	905,346
700,000		PepsiCo, Inc., Note, 4.50%, 9/15/2004	718,307

		TOTAL	4,514,340

		ENERGY—4.7%
1,000,000		Amoco Co., Company Guarantee, 6.25%, 10/15/2004	1,072,359
1,308,000		Chevron Corp., Deb., 8.11%, 12/1/2004	1,416,701
1,000,000		Conoco, Inc., Sr. Note, 5.90%, 4/15/2004	1,041,996

		TOTAL	3,531,056

		FINANCIAL SERVICES—19.4%
500,000	(1)	AIG SunAmerica Global Financial, Note, 5.85%, 8/1/2008	522,378
450,000		BellSouth Capital Funding Corp., Deb., 6.04%, 11/15/2026	476,036

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Value
$1,125,000	British Columbia, Province of, Note, 4.625%, 10/3/2006	$ 1,146,831
1,000,000	Countrywide Home Loans, Inc., Note, 5.25%, 5/22/2003	1,026,547
1,000,000	Countrywide Home Loans, Inc., Note, 5.25%, 6/15/2004	1,032,574
500,000	Ford Motor Credit Co., Global Note, 6.875%, 2/1/2006	512,277
1,000,000	Ford Motor Credit Co., Sr. Note, 8.20%, 2/15/2002	1,013,855
1,000,000	General Electric Capital Corp., Note, Series A, 6.80%, 11/1/2005	1,094,378
1,000,000	General Motors Acceptance Corp., Note, 6.625%, 10/1/2002	1,030,322
1,000,000	General Motors Acceptance Corp., Sr. Note, 6.625%, 1/10/2002	1,007,189
1,950,000	Household Finance Corp., Note, 7.00%, 8/1/2003	2,064,196
250,000	KeyBank, N.A., Sub. Note, 6.50%, 4/15/2008	258,334
873,000	Lehman Brothers Holdings, Inc., Note, 7.75%, 1/15/2005	949,295
100,000	Morgan Stanley, Dean Witter & Co., Note, 8.10%, 6/24/2002	103,528
1,000,000	NationsBank Corp., Sub. Note, 6.875%, 2/15/2005	1,087,939
1,000,000	Wells Fargo Co., Sub. Note, 7.125%, 8/15/2006	1,104,286
200,000	Wells Fargo Financial, Inc., Sr. Note, 6.125%, 8/1/2003	209,678

	TOTAL	14,639,643

	HEALTH CARE—1.0%
750,000	Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006	766,238

	RETAIL TRADE—0.5%
350,000	Safeway, Inc., 6.05%, 11/15/2003	367,642

	TECHNOLOGY—5.6%
1,000,000	Diageo Capital PLC, Company Guarantee, 6.625%, 6/24/2004	1,075,781

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Value
$ 200,000	Republic New York Corp., Deb., 7.875%, 12/12/2001	$ 201,073
1,000,000	International Business Machines Corp., Deb., 6.22%, 8/1/2027	1,070,034
750,000	Sun Microsystems, Inc., Sr. Note, 7.35%, 8/15/2004	795,891
1,000,000	United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004	1,080,245

	TOTAL	4,223,024

	TELECOMMUNICATIONS—1.8%
1,250,000	Verizon Global Funding, Note, 6.75%, 12/1/2005	1,345,600

	UTILITIES—8.5%
1,000,000	Alabama Power Co., Sr. Note, 5.49%, 11/1/2005	1,024,712
1,500,000	Ameritech Capital Funding Corp., Company Guarantee, 5.95%, 1/15/2038	1,564,701
200,000	BellSouth Telecommunications, Inc., Note, 6.375%, 6/15/2004	212,702
1,050,000	Enron Corp., Unsecd. Note, 6.625%, 11/15/2005	821,720
700,000	Sprint Capital Corp., Note, 6.00%, 1/15/2007	699,608
1,000,000	U.S. West Communications, Inc., Unsecd. Note, 6.375%, 10/15/2002	1,028,169
1,055,000	West Penn Power Co., Medium Term Note, 5.66%, 9/23/2002	1,077,308

	TOTAL	6,428,920

TOTAL CORPORATE BONDS (identified cost $41,609,698)		42,848,045

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Value
GOVERNMENT AGENCIES—20.3%
	FEDERAL HOME LOAN BANK—1.4%
$1,000,000	6.00%, 8/15/2002	$ 1,030,516

	FEDERAL HOME LOAN MORTGAGE CORPORATION—4.4%
677,911	6.50%, 9/15/2021	686,242
630,725	6.50%, 1/15/2006	654,405
43,089	7.00%, 8/1/2003	44,174
780,027	7.50%, 2/1/2023	827,192
200,000	7.75%, 11/7/2001	200,186
914,773	7.95%, 3/15/2021	925,366

	TOTAL	3,337,565

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—10.6%
1,750,000	5.50%, 5/2/2006	1,863,316
1,500,000	6.00%, 12/15/2005	1,625,340
856,075	6.50%, 8/1/2013	893,314
626,670	6.85%, 6/25/2021	636,871
2,000,000	6.95%, 11/13/2006	2,003,202
1,000,000	7.05%, 2/12/2007	1,012,019

	TOTAL	8,034,062

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—3.9%
820,492	7.00%, 9/15/2008	871,224
1,199,901	7.00%, 2/15/2009	1,271,151
720,578	7.50%, 12/15/2022	766,004

	TOTAL	2,908,379

TOTAL GOVERNMENT AGENCIES (identified cost $14,835,786)		15,310,522

U.S. TREASURY OBLIGATIONS—20.6%
	U.S. TREASURY NOTES—20.6%
5,000,000	3.625%, 8/31/2003	5,112,505
1,000,000	3.875%, 7/31/2003	1,026,407
5,350,000	4.625%, 5/15/2006	5,599,112
3,500,000	5.875%, 11/15/2004	3,791,410

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Concluded)

Shares		Value
TOTAL U.S. TREASURY OBLIGATIONS (identified cost $15,010,190)		$15,529,434

MUTUAL FUND—2.1%
1,635,876	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	1,635,876

TOTAL INVESTMENTS (identified cost $73,091,550)(2)		$75,323,877

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. This security has been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At October 31, 2001, this security amounted to $1,549,743 which represents 2.1% of net assets.

(2)
The cost of investments for federal tax purposes amounts to $73,291,233. The net unrealized appreciation of investments on a federal tax basis amounts to $2,032,644 which is comprised of $2,369,068 appreciation and $336,424 depreciation at October 31, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($75,494,523) at October 31, 2001.

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited)

Principal Amount		Value
CORPORATE BONDS—48.8%
	BANKING—4.7%
$2,000,000	BB&T Corp., Sub. Note, 7.25%, 6/15/2007	$ 2,194,266
2,000,000	Bank One Corp., Note, 6.00%, 8/1/2008	2,059,400
2,500,000	Bank of New York Co., Inc., Sub. Note, 8.50%, 12/15/2004	2,833,913

	TOTAL	7,087,579

	CHEMICALS—2.1%
2,000,000	Praxair, Inc., Note, 6.15%, 4/15/2003	2,065,940
1,150,000	Solutia, Inc., Note, 6.50%, 10/15/2002	1,161,246

	TOTAL	3,227,186

	COMMERCIAL SERVICES—1.4%
2,000,000	Equifax, Inc., Sr. Note, 6.50%, 6/15/2003	2,086,892

	COMMUNICATIONS—4.2%
1,000,000	Citizens Communications, Note, 8.50%, 5/15/2006	1,081,222
2,000,000	MCI Worldcom, Inc., Bond, 8.25%, 5/15/2031	2,053,652
3,000,000	Verizon Global Funding Corp., Note, 6.75%, 12/1/2005	3,229,440

	TOTAL	6,364,314

	CONSUMER CYCLICAL—0.7%
1,000,000	Masco Corp., Unsecd. Note, 6.00%, 5/3/2004	1,041,065

	CONSUMER STAPLES—4.5%
2,000,000	AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	2,104,734
1,000,000	Cendant Corp., Note, 6.875%, 8/15/2006	949,701
1,000,000	Kraft Foods, Inc., Note, 4.625%, 11/1/2006	1,005,940
1,250,000	PepsiCo, Inc., Note, 4.50%, 9/15/2004	1,282,691
1,500,000	Sara Lee Corp., Note, 6.25%, 9/15/2011	1,580,020

	TOTAL	6,923,086

	FINANCIAL SERVICES—13.4%
1,500,000	(1)AIG SunAmerica Global Financial, Note, 5.85%, 8/1/2008	1,567,134
1,000,000	British Columbia, Province of, Note, 4.625%, 10/3/2006	1,019,405

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount			Value
$4,800,000		Citigroup, Inc., Sub. Unsecd. Note, 5.75%, 5/10/2006	$ 5,038,013
2,240,000		Countrywide Home Loans, Inc., Company Guarantee, 6.25%, 4/15/2009	2,294,988
1,000,000		EOP Operating LP, Sr. Note, 7.00%, 7/15/2011	1,045,208
2,000,000		Ford Motor Credit Co., Note, 6.875%, 2/1/2006	2,049,106
2,000,000		General Electric Capital Corp., Note, 6.80%, 11/1/2005	2,188,756
1,500,000		Household Finance Corp., Note, 6.75%, 5/15/2011	1,569,080
1,300,000		Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007	1,471,445
2,000,000		Morgan Stanley, Dean Witter & Co., Unsub., 6.75%, 4/15/2011	2,096,232

		TOTAL	20,339,367

		TECHNOLOGY—10.8%
1,000,000		Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006	1,021,651
1,000,000		Computer Sciences Corp., 7.375%, 6/15/2011	1,075,195
4,000,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	4,701,964
1,000,000	(1)	Qwest Capital Funding, Note, 5.875%, 8/3/2004	1,020,578
4,000,000	(1)	Qwest Capital Funding, Note, 7.25%, 2/15/2011	4,103,468
1,500,000		Sun Microsystems, Inc., Sr. Unsecd. Note, 7.35%, 8/15/2004	1,591,782
2,800,000		Tyco International Group, Company Guarantee, 4.95%, 8/1/2003	2,864,210

		TOTAL	16,378,848

		UTILITIES—7.0%
2,000,000		Dominion Resources, Inc., Sr. Note, 7.625%, 7/15/2005	2,184,826
2,000,000		(1)Enron Corp., Note, 8.00%, 8/15/2005	1,408,746
3,000,000		(1)PSEG Energy Holdings, Sr. Note, 8.50%, 6/15/2011	3,098,778

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Value
$2,000,000	Progress Energy, Inc., Sr. Note, 5.85%, 10/30/2008	$ 2,017,212
2,000,000	Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007	1,998,880

	TOTAL	10,708,442

TOTAL CORPORATE BONDS (identified cost $71,325,415)		74,156,779

GOVERNMENT AGENCIES—17.0%
	FEDERAL HOME LOAN BANK—4.9%
5,000,000	4.875%, 4/16/2004	5,218,165
2,000,000	7.03%, 7/14/2009	2,289,380

	TOTAL	7,507,545

	FEDERAL HOME LOAN MORTGAGE CORPORATION—4.2%
4,500,000	7.00%, 7/15/2005	5,007,195
914,773	7.95%, 3/15/2021	925,366
357,564	9.50%, 2/15/2020	378,719

	TOTAL	6,311,280

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—5.5%
2,900,000	4.625%, 5/15/2003	2,997,025
5,000,000	5.75%, 2/15/2008	5,387,950

	TOTAL	8,384,975

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—2.4%
1,199,901	7.00%, 2/15/2009	1,271,151
1,295,305	8.00%, 12/20/2021	1,305,506
1,025,435	8.00%, 2/15/2030	1,086,303

	TOTAL	3,662,960

TOTAL GOVERNMENT AGENCIES (identified cost $24,486,447)		25,866,760

U.S. TREASURY OBLIGATIONS—32.2%
	U.S. TREASURY BONDS—21.4%
4,100,000	(2)6.125%, 11/15/2027	4,729,096

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Concluded)

Principal Amount or Shares			Value
$3,000,000	(2)	6.25%, 8/15/2023	$ 3,453,048
4,125,000	(2)	7.25%, 5/15/2004	4,577,302
6,000,000	(2)	7.50%, 11/15/2016	7,643,442
3,000,000	(2)	7.875%, 2/15/2021	4,042,032
3,650,000	(2)	8.00%, 11/15/2021	4,999,369
2,260,000	(2)	8.125%, 8/15/2019	3,087,020

		TOTAL	32,531,309

		U.S. TREASURY NOTES—10.8%
3,300,000	(2)	4.625%, 5/15/2006	3,453,658
2,600,000		5.00%, 8/15/2011	2,751,837
2,350,000	(2)	5.375%, 6/30/2003	2,468,418
2,000,000		5.50%, 5/15/2009	2,183,204
1,000,000	(2)	5.875%, 11/15/2005	1,094,883
1,000,000		6.50%, 5/15/2005	1,111,446
3,000,000	(2)	6.875%, 5/15/2006	3,418,713

		TOTAL	16,482,159

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $45,345,847)			49,013,468

MUTUAL FUND—2.2%
3,375,010		AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	3,375,010

TOTAL INVESTMENTS (identified cost $144,532,719)(3)			$152,412,017

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At October 31, 2001, these securities amounted to $11,198,704 which represents 7.4% of net assets.

(2)	Certain principal amounts on loan to broker.
(3)
The cost of investments for federal tax purposes amounts to $144,675,830. The net unrealized appreciation of investments on a federal tax basis amounts to $7,736,187 which is comprised of $8,458,101 appreciation and $721,914 depreciation at October 31, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($152,028,256) at October 31, 2001.

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited)

Principal Amount		Credit Rating(1)	Value
LONG-TERM MUNICIPALS—94.6%
	ALABAMA—92.8%
$1,020,000	Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (AMBAC INS)/(Original Issue Yield: 4.85%), 9/1/2007	AAA	$1,113,238
475,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.60% (AMBAC INS), 8/15/2009	AAA	497,334
960,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.70% (AMBAC INS), 8/15/2011	AAA	1,000,310
500,000	Alabama Incentives Financial Authority, Series A, 6.00% (AMBAC INS)/(Original Issue Yield: 6.20%), 10/1/2029	AAA	550,105
500,000	Alabama Industrial Access Road and Bridge Corp., Revenue Bond, 4.90% (Original Issue Yield: 5.00%), 6/1/2005	A1	532,290
500,000	Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue Bond, 4.90% (FGIC INS), 7/1/2005	AAA	532,820
500,000	Alabama Public Health Care Authority, 6.00% (MBIA INS), 10/1/2025	AAA	532,020
500,000	Alabama State Board Education, Revenue Bond, 5.00% (Shelton State Community College)/(MBIA INS), 10/1/2006	AAA	541,015
1,000,000	Alabama State IDA, Special Tax Refunding Bonds, 5.00% (Original Issue Yield: 5.05%), 11/1/2003	A2	1,051,600

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$1,000,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue Yield: 4.87%), 12/1/2003	Aa3	$ 1,049,910
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue Yield: 4.85%), 11/1/2006	Aa3	1,066,770
1,375,000	Alabama State Public School & College Authority, Revenue Bonds, 5.00%, 11/1/2004	Aa3	1,468,486
1,400,000	Alabama State Public School & College Authority, Revenue Bonds, 5.75% (Original Issue Yield: 5.90%), 8/1/2019	AA	1,508,990
1,000,000	Alabama State Public School & College Authority, Series C, 5.75%, 7/1/2017	AA	1,090,800
1,000,000	Alabama State, Series A, 5.00% (Original Issue Yield: 4.49%), 6/1/2012	AA	1,064,160
1,410,000	Alabama State, Series C, 5.25% (Parks Systems Improvement Corp.), 6/1/2009	AA	1,545,022
300,000	Alabama Water PCA, Series A, Revenue Bonds, 4.75% (AMBAC INS), 8/15/2010	AAA	314,061
1,000,000	Alabama Water PCA, Series A, Revenue Bonds, 5.00% (AMBAC INS), 8/15/2004	AAA	1,060,840
700,000	Alabama Water PCA, Series A, Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.60%), 8/15/2015	AAA	708,939

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 5.15%), 8/15/2008	AAA	$ 1,106,810
1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2005	AAA	1,062,390
500,000	Anniston, AL, Regional Medical Center Board, Series A, Revenue Bonds, 4.80% (AMBAC INS)/ (Original Issue Yield: 4.90%), 6/1/2010	AAA	526,175
500,000	Anniston, AL, Waterworks & Sewer Board, 5.35% (AMBAC INS)/(Original Issue Yield: 5.40%), 6/1/2014	AAA	532,360
500,000	Auburn, AL, GO Unlimited Warrants, 4.75%, 12/1/2008	A+	532,365
500,000	Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009	A+	530,420
1,000,000	Birmingham, AL, Baptist Medical Center Special Care Facilities, Revenue Refunding Bonds, 5.80%, (MBIA INS)/(Original Issue Yield: 5.98%), 11/15/2016	AAA	1,072,490
500,000	Birmingham, AL, Waterworks & Sewer Board, Series A, Revenue Refunding Bonds, 5.20% (Original Issue Yield: 5.30%), 1/1/2002	Aa3	502,495
750,000	Birmingham-Carraway, AL, Special Care Facilities Financing Authority, Refunding Revenue Bonds, 5.875% (Connie Lee LOC)/ (Original Issue Yield: 6.00%), 8/15/2015	AAA	803,505
1,000,000	DCH Health Care Authority, AL, Revenue Refunding Bonds, 4.50% (MBIA INS)/(Original Issue Yield: 4.55%), 6/1/2007	AAA	1,037,370

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 500,000	East Central, AL, Refunding Revenue Bonds, 5.35% (AMBAC INS)/(Original Issue Yield: 5.414%), 9/1/2014	AAA	$ 529,515
1,150,000	Fort Payne, AL, GO Unlimited Warrants School Improvements, 5.75% (FSA INS)/(Original Issue Yield: 5.875%), 5/1/2026	AAA	1,220,391
50,000	Hartselle, AL Medical Clinic Board, Revenue Bonds, 6.25% (Hospital Corporation America), 10/1/2002	NR	51,874
750,000	Huntsville, AL, Health Care Authority, Revenue Refunding Bonds, Series A, 5.00% (MBIA INS)/(Original Issue Yield: 5.05%), 6/1/2009	AAA	800,078
1,000,000	Huntsville, AL, Water Systems, Revenue Refunding Bonds, 4.625%, 11/1/2006	AA	1,067,130
1,000,000	Huntsville, AL, Series A, 5.00% (Original Issue Yield: 5.20%), 2/1/2007	AA	1,056,010
1,000,000	Huntsville, AL, Series D, 5.25% (Original Issue Yield: 4.30%), 11/1/2009	AA	1,095,750
340,000	Huntsville, AL, GO LT Warrants, Series C, 5.875% (Original Issue Yield: 6.35%), 11/1/2015	AA	356,759
250,000	Jefferson County, AL, Board of Education, School Improvements, 5.35% (AMBAC INS)/(Original Issue Yield: 5.35%), 2/15/2008	AAA	264,888
1,000,000	Jefferson County, AL, GO UT, 5.20% (FSA INS)/(Original Issue Yield: 5.30%), 2/15/2012	AAA	1,075,200
500,000	Jefferson County, AL, GO Unlimited Warrants, 5.25% (Original Issue Yield: 5.45%), 4/1/2008	AA-	521,690

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$2,000,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, Series D, 5.75% (Original Issue Yield: 5.83%), 2/1/2027	AAA	$ 2,118,720
1,000,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, 5.50% (MBIA INS)/(Original Issue Yield: 5.60%), 9/1/2005	AAA	1,067,710
500,000	Lauderdale County & Florence, AL Health Care Authority, Series A, 6.00% (MBIA INS)/(Original Issue Yield: 5.20%), 7/1/2013	AAA	559,280
500,000	Madison County, AL, Board of Education, Refunding Bonds, 5.20% (FSA INS), 3/1/2015	AAA	528,205
500,000	Madison County, AL, Board of Education, Refunding Bonds, Series B, 4.625% (FSA INS)/ (Original Issue Yield: 4.65%), 3/1/2011	AAA	516,410
1,000,000	Madison, AL, GO Unlimited Warrants, 6.00% (MBIA INS)/ (Original Issue Yield: 6.10%), 4/1/2023	AAA	1,090,240
1,000,000	Mobile County, AL Board of School Commissioners, Series B, 5.00% (AMBAC INS), 3/1/2006	AAA	1,072,460
350,000	Mobile, AL, GO Unlimited Warrants, 5.50% (AMBAC INS)/ (Original Issue Yield: 5.67%), 2/15/2014	AAA	383,222
470,000	Montgomery County, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Bonds, Series C, 5.20% (Original Issue Yield: 5.10%), 9/1/2009	AAA	508,004

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$1,000,000
Montgomery, AL, Baptist Medical
Center Special Care Facilities
Finance Authority, Revenue
Refunding Bonds, Series A, 4.60%
(Baptist Medical Center, AL)/
(AMBAC INS)/(Original Issue
Yield: 4.70%), 5/1/2009
		AAA	$ 1,030,010
600,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.00% (Baptist Medical Center, AL)/ (AMBAC INS), 5/1/2007	AAA	635,064
1,000,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/ (AMBAC INS)/(Original Issue Yield: 5.30%), 5/1/2013	AAA	1,061,910
245,000	Montgomery, AL, Medical Clinic, Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 6.279%), 3/1/2026	AAA	260,401
500,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS), 11/1/2006	AAA	532,515
635,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS)/ (Original Issue Yield: 4.65%), 11/1/2008	AAA	671,913
700,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS)/ (Original Issue Yield: 4.70%), 11/1/2009	AAA	740,250
1,250,000	Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (AMBAC INS), 2/1/2009	AAA	1,330,162

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Principal Amount		Credit Rating(1)	Value
$ 500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS), 6/1/2008	AAA	$ 542,535
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS)/(Original Issue Yield: 5.25%), 6/1/2010	AAA	536,385
500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 4.60% (MBIA INS)/(Original Issue Yield: 4.65%), 6/1/2008	AAA	526,925
1,000,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, Series C, 4.60% (Original Issue Yield: 4.70%), 10/1/2004	AA-	1,051,010
500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.50%), 10/1/2014	AAA	508,775
500,000	Tuscaloosa County, AL, Board of Education, Series A, 5.50% (AMBAC INS)/(Original Issue Yield: 5.60%), 2/1/2027	AAA	523,510
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.55% (Original Issue Yield: 5.70%), 1/1/2015	AA-	1,084,330
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.75% (Original Issue Yield: 5.90%), 1/1/2019	AA-	1,075,020
500,000	Wilsonville, AL, IDB, Alabama Power Company (Gaston Plant), 5.50% (MBIA INS)/(Original Issue Yield: 5.499%), 1/1/2024	AAA	500,150

	TOTAL		53,429,491

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Concluded)

Principal Amount or Shares		Credit Rating(1)	Value
	PUERTO RICO—1.8%
$500,000	Puerto Rico, Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009	AAA	$ 549,965
500,000	Puerto Rico, Public Building Authority, Revenue Bonds, Series B, 5.125% (MBIA INS)/(Original Issue Yield: 5.40%), 7/1/2017	AAA	520,350

	TOTAL		1,070,315

TOTAL LONG-TERM MUNICIPALS (identified cost $51,922,603)			54,499,806

MUTUAL FUND—3.7%
2,136,288	Federated Alabama Municipal Cash Trust Fund (at net asset value)		2,136,288

TOTAL INVESTMENTS (identified cost $54,058,891)(2)			$56,636,094

(1)	Please refer to "Investment Ratings" in the Statement of Additional Information for an explanation of the credit ratings. Investment Ratings are unaudited.
(2)
The cost of investments for federal tax purposes amounts to $54,058,891. The net unrealized appreciation of investments on a federal tax basis amounts to $2,577,203 which is comprised of $2,601,624 appreciation and $24,421 depreciation at October 31, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($57,586,226) at October 31, 2001.
The following acronyms are used throughout this portfolio:
AMBAC—American Municipal Bond Assurance Corporation
FGIC—Financial Guaranty Insurance Company
FSA—Financial Security Assurance
GO—General Obligation
IDA—Industrial Development Authority
IDB—Industrial Development Bond
INS—Insured
LOC—Letter of Credit
LT—Limited Tax
MBIA—Municipal Bond Investors Assurance
PCA—Pollution Control Authority

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited)

Shares			Value
COMMON STOCKS—93.5%
		CAPITAL GOODS—5.7%
154,062		Honeywell International, Inc.	$ 4,552,532
135,000		Tyco International Ltd.	6,633,900
110,000		United Technologies Corp.	5,927,900

		TOTAL	17,114,332

		CONSUMER CYCLICAL—10.9%
375,000	(1)	Cendant Corp.	4,860,000
425,000		Circuit City Stores, Inc.	5,831,000
130,000	(1)	Jones Apparel Group, Inc.	3,588,000
200,000		Lowe’s Cos., Inc.	6,820,000
200,000		Masco Corp.	3,966,000
350,000		Penney (J.C.) Co., Inc.	7,602,000

		TOTAL	32,667,000

		CONSUMER STAPLES—6.0%
150,000		CVS Corp.	3,585,000
195,000		McDonald’s Corp.	5,083,650
25,400		Ralston Purina Co.	832,866
170,000	(1)	Tricon Global Restaurants, Inc.	8,600,300

		TOTAL	18,101,816

		ENERGY—9.4%
110,000		Anadarko Petroleum Corp.	6,275,500
70,000		ChevronTexaco Corp.	6,198,500
180,000		Conoco, Inc., Class B	4,626,000
100,000		Halliburton Co.	2,469,000
125,000		Transocean Offshore, Inc.	3,768,750
180,000		USX-Marathon Group	4,966,200

		TOTAL	28,303,950

		FINANCE—18.1%
185,000		Ace, Ltd.	6,521,250
110,000		Ambac Financial Group, Inc.	5,280,000
150,000		FleetBoston Financial Corp.	4,929,000
150,000		J.P. Morgan Chase & Co.	5,304,000
160,000		John Hancock Financial Services, Inc.	5,452,800
130,000		PartnerRe Ltd.	6,045,000
225,000		U.S. Bancorp	4,000,500

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Shares			Value
150,000		Wachovia Corp.	$ 4,290,000
187,500		Washington Mutual, Inc.	5,660,625
80,000		XL Capital Ltd., Class A	6,948,800

		TOTAL	54,431,975

		HEALTH CARE—12.9%
120,000		Abbott Laboratories	6,357,600
115,000		Baxter International, Inc.	5,562,550
95,000		Bristol-Myers Squibb Co.	5,077,750
100,000		Johnson & Johnson	5,791,000
135,000		Pfizer, Inc.	5,656,500
125,000		Pharmacia Corp.	5,065,000
140,000		Schering-Plough Corp.	5,205,200

		TOTAL	38,715,600

		TECHNOLOGY—18.1%
90,000	(1)	Computer Sciences Corp.	3,231,900
147,336	(1)	eFunds Corp.	2,283,708
100,000		First Data Corp.	6,757,000
245,000		Harris Corp.	8,398,600
60,000		International Business Machines Corp.	6,484,200
270,000		Motorola, Inc.	4,419,900
200,000	(1)	Sungard Data Systems, Inc.	5,040,000
170,000	(1)	Symantec Corp.	9,348,300
375,000	(1)	Tellabs, Inc.	5,118,750
385,000	(1)	Unisys Corp.	3,438,050

		TOTAL	54,520,408

		TELECOMMUNICATIONS—8.2%
200,000		AT&T Corp.	3,050,000
160,000		Sprint Corp.—Fon Group	3,200,000
45,000		Telephone and Data System, Inc.	3,955,500
168,360		Verizon Communications	8,386,012
210,000		Williams Companies	6,062,700

		TOTAL	24,654,212

		UTILITIES—4.2%
160,000		El Paso Corp.	7,849,600
275,000	(1)	NRG Energy, Inc.	4,859,250

		TOTAL	12,708,850

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Concluded)

Shares		Value
TOTAL COMMON STOCKS (identified cost $226,099,376)		$281,218,143

MUTUAL FUND—4.0%
12,194,985	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	12,194,985

REPURCHASE AGREEMENT—1.7%
5,000,000	Morgan Stanley and Co., Inc., 2.48%, dated 10/31/2001, due 11/1/2001 (at net asset value)	5,000,000

TOTAL INVESTMENTS (identified cost $243,294,361)(2)		$298,413,128

(1)	Non-income producing security.
(2)
The cost of investments for federal tax purposes amounts to $243,294,361. The net unrealized appreciation of investments on a federal tax basis amounts to $55,118,767 which is comprised of $61,115,087 appreciation and $5,996,320 depreciation at October 31, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($300,877,406) at October 31, 2001.

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited)

Shares			Value
COMMON STOCKS—99.5%
		CAPITAL GOODS—8.9%
80,000		General Electric Co.	$ 2,912,800
15,000		Minnesota Mining & Manufacturing Co.	1,565,700
44,000		Tyco International Ltd.	2,162,160

		TOTAL	6,640,660

		CONSUMER CYCLICAL—13.7%
26,500	(1)	Best Buy Co., Inc.	1,454,850
41,000		Costco Wholesale Corp.	1,551,030
30,000		Disney (Walt) Co.	557,700
70,000		Home Depot, Inc.	2,676,100
19,000	(1)	Staples, Inc.	277,020
36,000		Target Corp.	1,121,400
50,000		Wal-Mart Stores, Inc.	2,570,000

		TOTAL	10,208,100

		CONSUMER STAPLES—12.2%
45,000	(1)	AOL Time Warner, Inc.	1,404,450
34,000		Anheuser-Busch Cos., Inc.	1,416,440
28,000		Coca-Cola Co.	1,340,640
19,500		Colgate-Palmolive Co.	1,121,640
21,000		CVS Corp.	501,900
16,000		McDonald's Corp.	417,120
25,000		PepsiCo, Inc.	1,217,750
52,500		Walgreen Co.	1,699,950

		TOTAL	9,119,890

		ENERGY—1.9%
29,000		Schlumberger Ltd.	1,404,180

		FINANCE—16.8%
27,500		Aflac, Inc.	672,650
33,000		American International Group, Inc.	2,593,800
35,000		Bank of New York Co., Inc.	1,190,350
18,000		Chubb Corp.	1,229,400
45,000		Citigroup, Inc.	2,048,400
22,500		Freddie Mac	1,525,950
27,500		Federal National Mortgage Association	2,226,400
23,500		J.P. Morgan Chase & Co.	830,960

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Continued)

Shares			Value
47,500		Providian Financial Corp.	$ 184,775

		TOTAL	12,502,685

		HEALTH CARE—18.6%
22,500	(1)	Amgen, Inc.	1,278,450
50,000		Bristol-Myers Squibb Co.	2,672,500
42,000		Johnson & Johnson	2,432,220
11,000		Lilly (Eli) & Co.	841,500
45,000		Medtronic, Inc.	1,813,500
17,500		Merck & Co., Inc.	1,116,675
85,000		Pfizer, Inc.	3,561,500
4,000		Schering-Plough Corp.	148,720

		TOTAL	13,865,065

		TECHNOLOGY—20.3%
75,000	(1)	Cisco Systems, Inc.	1,269,000
67,500	(1)	Dell Computer Corp.	1,618,650
80,000		Intel Corp.	1,953,600
28,000		International Business Machines Corp.	3,025,960
65,000	(1)	Microsoft Corp.	3,779,750
75,000		Nokia Oyj, ADR	1,538,250
100,000	(1)	Sun Microsystems, Inc.	1,015,000
33,000		Texas Instruments, Inc.	923,670

		TOTAL	15,123,880

		TELECOM SERVICES—6.5%
35,000		Alltel Corp.	1,999,900
35,000		Verizon Communications	1,743,350
85,000	(1)	Worldcom, Inc.	1,143,250

		TOTAL	4,886,500

		TRANSPORTATION—0.6%
31,000		Southwest Airlines Co.	492,900

TOTAL COMMON STOCKS (identified cost $64,076,527)			74,243,860

MUTUAL FUND—0.5%
355,595		AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	355,595

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 2001 (Unaudited) (Concluded)

Shares	Value
TOTAL INVESTMENTS (identified cost $64,432,122)(2)	$74,599,455

(1)	Non-income producing security.
(2)
The cost of investments for federal tax purposes amounts to $64,432,122. The net unrealized appreciation of investments on a federal tax basis amounts to $10,167,333 which is comprised of $19,126,607 appreciation and $8,959,274 depreciation at October 31, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($74,596,830) at October 31, 2001.

The following acronym is used throughout this portfolio:
ADR—American Depositary Receipt

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001 (Unaudited)

	U.S. Treasury Money Market Fund	Income Fund	Bond Fund
Assets:
Investments in repurchase agreements	$ 653,513,000	$ —	$ —
Investments in securities	545,553,717	75,323,877	152,412,017

Total investments in securities, at value	1,199,066,717	75,323,877	152,412,017
Short-term investments held as collateral for securities lending	—	—	37,392,375
Cash	510	81,552	—
Receivable for investments sold	—	2,703,976	—
Receivable for shares sold	—	150	—
Income receivable	2,285,222	1,151,765	2,605,783
Deferred compensation	23,309	1,595	3,145

Total assets	1,201,375,758	79,262,915	192,413,320

Liabilities:
Payable for investments purchased	—	3,762,350	2,988,780
Payable for shares redeemed	—	100	162
Payable to collateral to broker	—	—	37,392,375
Income distribution payable	2,126,932	—	—
Accrued expenses	34,381	4,347	602
Payable for deferred compensation	23,309	1,595	3,145

Total liabilities	2,184,622	3,768,392	40,385,064

Net Assets Consist of:
Paid in capital	1,199,191,136	75,400,866	145,486,929
Net unrealized appreciation of investments	—	2,232,327	7,879,298
Accumulated net realized gain (loss) on investments	—	(1,734,052)	(1,097,533)
Undistributed net investment income	—	(404,618)	(240,438)

Total Net Assets	$1,199,191,136	$75,494,523	$152,028,256

Shares Outstanding	1,199,191,136	7,578,420	14,391,044

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$ 1.00	$ 9.96	$ 10.56

Offering Price Per Share(1)	$ —	$ 10.32 (2)	$ 10.94 (2)

Redemption Proceeds Per Share(1)	$ —	$ 9.86 (4)	$ 10.45 (4)

Investments, at identified cost	—	73,291,233	144,675,830

Investments, at cost reflecting generally accepted accounting principles	—	73,091,550	144,532,719

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of offering price: 100/95.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001 (Unaudited) (Concluded)

	Alabama Tax-Free Income Fund		Value Fund		Growth Fund
Assets:
Investments in repurchase agreements	$ —		$ 5,000,000		$ —
Investments in securities	56,636,094		293,413,128		74,599,455

Total investments in securities, at value	56,636,094		298,413,128		74,599,455
Receivable for investments sold	—		6,133,210		149,235
Receivable for shares sold	96,995		50		74
Income receivable	861,849		289,082		50,468
Prepaid expenses	15,055		—		28,802
Deferred compensation	1,312		7,918		2,123

Total assets	57,611,305		304,843,388		74,830,157

Liabilities:
Payable for investments purchased	—		3,946,750		215,690
Payable for shares redeemed	8,777		505		1,553
Accrued expenses	14,990		10,809		13,962
Payable for deferred compensation	1,312		7,918		2,122

Total liabilities	25,079		3,965,982		233,327

Net Assets Consist of:
Paid in capital	54,687,688		247,075,315		67,135,406
Net unrealized appreciation of investments	2,577,203		55,118,767		10,167,333
Accumulated net realized gain (loss) on investments	239,559		(1,342,147)		(2,625,442)
Undistributed net investment income/ Accumulated net operating loss	81,776		25,471		(80,467)

Total Net Assets	$57,586,226		$300,877,406		$74,596,830

Shares Outstanding	5,393,354		20,277,649		10,299,526

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$ 10.68		$ 14.84		$ 7.24

Offering Price Per Share(1)	$ 11.07	(2)	$ 15.54	(3)	$ 7.58 (3)

Redemption Proceeds Per Share(1)	$ 10.57	(4)	$ 14.69	(4)	$ 7.17 (4)

Investments, at identified cost	54,058,891		243,294,361		64,432,122

Investments, at tax cost	54,058,891		243,294,361		64,432,122

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of offering price: 100/95.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
October 31, 2001 (Unaudited)

	U.S. Treasury Money Market Fund	Income Fund	Bond Fund
Investment Income:
Interest	$20,871,075	$2,064,127	$ 4,357,968

Expenses:
Investment adviser fee	2,901,888	219,737	435,617
Administrative personnel and services fee	554,021	50,410	69,328
Custodian fees	41,622	3,662	7,260
Transfer and dividend disbursing agent fees and expenses	17,519	17,756	19,460
Directors’/Trustees’ fees	9,816	1,160	1,980
Auditing fees	6,479	7,088	7,249
Legal fees	5,615	7,515	5,613
Portfolio accounting fees	63,354	24,758	23,415
Shareholder services fee	1,450,944	91,556	181,507
Share registration costs	24,342	8,705	7,155
Printing and postage	13,646	7,486	10,769
Insurance premiums	1,646	433	496
Deferred compensation expense	9,507	574	1,182
Miscellaneous	8,111	5,701	3,856

Total expenses	5,108,510	446,541	774,887

Waivers—
Waiver of investment adviser fee	(1,102,717)	(109,868)	—
Waiver of administrative personnel and services fee	—	(15,439)	—
Waiver of shareholder services fee	(1,160,755)	(73,245)	(145,205)

Total waivers	(2,263,472)	(198,552)	(145,205)

Net expenses	2,845,038	247,989	629,682

Net investment income	18,026,037	1,816,138	3,728,286

Realized and Unrealized Gain on Investments:
Net realized gain on investments	—	765,348	1,857,233
Change in unrealized appreciation of investments	—	1,203,701	5,164,328

Net realized and unrealized gain on investments	—	1,969,049	7,021,561

Change in net assets resulting from operations	$18,026,037	$3,785,187	$10,749,847

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
October 31, 2001 (Unaudited) (Concluded)

	Alabama Tax-Free Income Fund	Value Fund	Growth Fund
Investment Income:
Dividends	$ —	$ 2,072,170	$ 363,377
Interest	1,259,590	215,204	7,500

Total income	1,259,590	2,287,374	370,877

Expenses:
Investment adviser fee	163,727	1,242,766	308,374
Administrative personnel and services fee	26,057	158,186	39,255
Custodian fees	2,729	16,570	4,112
Transfer and dividend disbursing agent fees and expenses	16,358	18,009	19,152
Directors’/Trustees’ fees	590	4,014	795
Auditing fees	5,291	6,191	5,022
Legal fees	6,116	8,422	6,276
Portfolio accounting fees	27,092	39,321	20,861
Shareholder services fee	68,220	414,256	102,792
Share registration costs	7,940	10,873	7,437
Printing and postage	6,536	13,923	13,955
Insurance premiums	377	854	315
Deferred compensation expense	460	2,829	763
Miscellaneous	4,257	6,388	3,148

Total expenses	335,750	1,942,602	532,257

Waivers—
Waiver of investment adviser fee	(109,152)	—	—
Waiver of administrative personnel and services fee	—	—	—
Waiver of shareholder services fee	(54,575)	(331,404)	(82,233)

Total waivers	(163,727)	(331,404)	(82,233)

Net expenses	172,023	1,611,198	450,024

Net investment income (loss)	1,087,567	676,176	(79,147)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	347,537	(7,651,422)	(1,540,098)
Change in unrealized appreciation of investments	1,328,640	(37,086,525)	(10,068,112)

Net realized and unrealized gain (loss) on investments	1,676,177	(44,737,947)	(11,608,210)

Change in net assets resulting from operations	$2,763,744	$(44,061,771)	$(11,687,357)

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Treasury Money Market Fund		Income Fund
	Six-Months Ended (Unaudited) October 31, 2001	Year Ended April 30, 2001	Six-Months Ended (Unaudited) October 31, 2001	Year Ended April 30, 2001
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 18,026,037	$ 53,714,283	$ 1,816,138	$ 3,836,618
Net realized gain (loss) on investments	—	—	765,348	(354,489)
Net change in unrealized appreciation (depreciation) of investment	—	—	1,203,701	2,376,599

Change in net assets resulting from operations	18,026,037	53,714,283	3,785,187	5,858,728

Distributions to Shareholders—
Distributions from net investment income	(18,026,037)	(53,714,283)	(1,958,098)	(3,833,941)

Share Transactions—
Proceeds from sale of shares	1,245,055,557	1,958,777,972	11,925,929	15,950,047
Net asset value of shares issued to shareholders in payment of distributions declared	7,000,231	19,667,365	374,139	679,576
Cost of shares redeemed	(1,194,351,361)	(1,689,741,589)	(8,360,698)	(13,188,648)

Change in net assets resulting from share transactions	57,704,427	288,703,748	3,939,370	3,440,975

Change in net assets	57,704,427	288,703,748	5,766,459	5,465,762
Net Assets:
Beginning of period	1,141,486,709	852,782,961	69,728,064	64,262,302

End of period	$ 1,199,191,136	$ 1,141,486,709	$ 5,494,523	$ 69,728,064

Undistributed net investment income/distributions in excess of net investment income included in net assets at end of period	$ —	$ —	$ (404,618)	$ 34,188

Net gain (loss) as computed for federal tax purposes	$ —	$ —	$ 765,348	$ (591,780)

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

	Bond Fund		Alabama Tax-Free Income Fund
	Six-Months Ended (Unaudited) October 31, 2001	Year Ended April 30, 2001	Six-Months Ended (Unaudited) October 31, 2001	Year Ended April 30, 2001
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 3,728,286	$ 7,443,873	$ 1,087,567	$ 2,253,886
Net realized gain on investments	1,857,233	790,847	347,537	106,550
Net change in unrealized appreciation (depreciation) of investment	5,164,328	4,575,140	1,328,640	2,462,151

Change in net assets resulting from operations	10,749,847	12,809,860	2,763,744	4,822,587

Distributions to Shareholders—
Distributions from net investment income	(3,966,320)	(7,449,022)	(1,108,367)	(2,213,092)

Share Transactions—
Proceeds from sale of shares	12,551,457	39,862,578	7,041,870	9,760,629
Net asset value of shares issued to shareholders in payment of distributions declared	2,758,963	5,382,348	164,481	242,496
Cost of shares redeemed	(10,614,405)	(23,438,344)	(3,821,465)	(12,832,459)

Change in net assets resulting from share transactions	4,696,015	21,806,582	3,384,886	(2,829,334)

Change in net assets	11,479,542	27,167,420	5,040,263	(219,839)
Net Assets:
Beginning of period	140,548,714	113,381,294	52,545,963	52,765,802

End of period	$152,028,256	$140,548,714	$ 57,586,226	$ 52,545,963

Undistributed net investment income/ distributions in excess of net investment income included in net assets at end of period	$ (240,438)	$ 111,353	$ 81,776	$ 102,576

Net gain (loss) as computed for federal tax purposes	$ 1,857,233	$ (1,748,936)	$ 347,537	$ (18,217)

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)

	Value Fund		Growth Fund
	Six-Months Ended (Unaudited) October 31, 2001	Year Ended April 30, 2001	Six-Months Ended (Unaudited) October 31, 2001	Year Ended April 30, 2001
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$ 676,176	$ 1,725,664	$ (79,147)	$ (88,667)
Net realized gain (loss) on investments	(7,651,422)	13,804,049	(1,540,098)	(1,085,344)
Net change in unrealized appreciation (depreciation) of investment	(37,086,525)	21,363,631	(10,068,112)	(10,798,679)

Change in net assets resulting from operations	(44,061,771)	36,893,344	(11,687,357)	(11,972,690)

Distributions to Shareholders—
Distributions from net investment income	(690,376)	(1,812,958)	—	—
Distributions from net realized gain on investments transactions	—	(32,543,239)	—	(6,565,609)

Change in net assets from distributions to shareholders	(690,376)	(34,356,197)	—	(6,565,609)

Share Transactions—
Proceeds from sale of shares	23,545,405	52,674,107	6,869,578	25,868,540
Net asset value of shares issued to shareholders in payment of distributions declared	601,352	31,297,188	—	6,534,430
Cost of shares redeemed	(24,173,284)	(70,271,560)	(11,121,460)	(9,695,986)

Change in net assets resulting from share transactions	(26,527)	13,699,735	(4,251,882)	22,706,984

Change in net assets	(44,778,674)	16,236,882	(15,939,239)	4,168,685
Net Assets:
Beginning of period	345,656,080	329,419,198	90,536,069	86,367,384

End of period	$300,877,406	$345,656,080	$ 4,596,830	$ 90,536,069

Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period	$ 25,471	$ 39,671	$ (80,467)	$ (1,320)

Net gain (loss) as computed for federal tax purposes	$ (7,651,422)	$ 13,719,064	$ (1,540,098)	$ (1,082,264)

[THIS PAGE INTENTIONALLY LEFT BLANK]

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments
U.S. Treasury Money Market Fund
1997	$ 1.00	0.05		—	0.05	(0.05)	—
1998	$ 1.00	0.05		—	0.05	(0.05)	—
1999	$ 1.00	0.05		—	0.05	(0.05)	—
2000	$ 1.00	0.05		—	0.05	(0.05)	—
2001	$ 1.00	0.06		—	0.06	(0.06)	—
2001(3)	$ 1.00	0.02		—	0.02	(0.02)	—
Income Fund
1997	$ 9.77	0.56		(0.09)	0.47	(0.56)	—
1998	$ 9.68	0.58		0.13	0.71	(0.58)	—
1999	$ 9.81	0.57		(0.03)	0.54	(0.57)	—
2000	$ 9.78	0.58		(0.37)	0.21	(0.58)	—
2001	$ 9.41	0.57		0.31	0.88	(0.57)	—
2001(3)	$ 9.72	0.25	(7)	0.25 (7)	0.50	(0.26)	—
Bond Fund
1997	$10.01	0.61		(0.03)	0.58	(0.64)	—
1998	$ 9.95	0.60		0.45	1.05	(0.60)	—
1999	$10.40	0.55		0.03	0.58	(0.56)	(0.18)
2000	$10.24	0.58		(0.57)	0.01	(0.58)	—
2001	$ 9.67	0.57		0.42	0.99	(0.58)	—
2001(3)	$10.08	0.27	(7)	0.49 (7)	0.76	(0.28)	—
Alabama Tax Free Income Fund
2000(5)	$10.00	0.29		(0.14)	0.15	(0.28)	—
2001	$ 9.87	0.43		0.47	0.90	(0.42)	—
2001(3)	$10.35	0.22		0.33	0.55	(0.22)	—
Value Fund
1997	$14.40	0.20		2.59	2.79	(0.21)	(1.17)
1998	$15.81	0.15		5.26	5.41	(0.15)	(2.02)
1999	$19.05	0.08		0.43	0.51	(0.08)	(1.58)
2000	$17.90	0.06		0.63	0.69	(0.06)	(1.56)
2001	$16.97	0.09		1.75	1.84	(0.09)	(1.68)
2001(3)	$17.04	0.03		(2.20)	(2.17)	(0.03)	—
Growth Fund
2000(5)	$10.00	—		0.65	0.65	—	(0.25)
2001	$10.40	(0.00	)(6)	(1.30)	(1.30)	—	(0.71)
2001(3)	$ 8.39	(0.01)		(1.14)	(1.15)	—	—

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outsanding throughout each period)
Total distributions	Net asset value, end of period	Total return(1)	Ratios to average net assets						Net assets, end of period (000 omitted)	Portfolio turnover rate
			Expenses		Net investment income (loss)		Expense waivers/ reimburse- ments(2)

(0.05)	$ 1.00	4.88%	0.51%		4.78%		0.20%		$ 524,462	—
(0.05)	$ 1.00	5.14%	0.48%		5.03%		0.19%		$ 631,869	—
(0.05)	$ 1.00	4.77%	0.45%		4.65%		0.19%		$ 687,683	—
(0.05)	$ 1.00	4.91%	0.49%		4.82%		0.40%		$ 852,783	—
(0.06)	$ 1.00	5.68%	0.50%		5.50%		0.39%		$1,141,487	—
(0.02)	$ 1.00	1.57%	0.49	%(4)	3.11	%(4)	0.39	%(4)	$1,199,191	—

(0.56)	$ 9.68	4.90%	0.92%		5.59%		0.32%		$ 38,598	112%
(0.58)	$ 9.81	7.46%	0.75%		5.86%		0.44%		$ 39,969	112%
(0.57)	$ 9.78	5.58%	0.75%		5.76%		0.41%		$ 52,446	48%
(0.58)	$ 9.41	2.25%	0.64%		6.13%		0.57%		$ 64,262	85%
(0.57)	$ 9.72	9.58%	0.70%		5.91%		0.56%		$ 69,728	55%
(0.26)	$ 9.96	5.26%	0.68	%(4)	4.96	%(4)(7)	0.54	%(4)	$ 75,495	51%

(0.64)	$ 9.95	5.98%	0.86%		6.18%		0.05%		$ 91,185	63%
(0.60)	$10.40	10.80%	0.84%		5.88%		0.01%		$ 114,650	107%
(0.74)	$10.24	5.54%	0.84%		5.26%		—		$ 129,897	119%
(0.58)	$ 9.67	0.15%	0.84%		5.88%		0.22%		$ 113,381	76%
(0.58)	$10.08	10.47%	0.89%		5.80%		0.20%		$ 140,549	80%
(0.28)	$10.56	7.68%	0.87	%(4)	5.14	%(4)(7)	0.20	%(4)	$ 152,028	78%

(0.28)	$ 9.87	1.47%	0.65	%(4)	4.17	%(4)	0.60	%(4)	$ 52,766	33%
(0.42)	$10.35	9.27%	0.63%		4.19%		0.60%		$ 52,546	14%
(0.22)	$10.68	5.31%	0.63	%(4)	3.99	%(4)	0.60	%(4)	$ 57,586	15%

(1.38)	$15.81	19.99%	0.94%		1.33%		0.03%		$ 272,665	27%
(2.17)	$19.05	36.39%	0.94%		0.77%		—		$ 412,857	75%
(1.66)	$17.90	5.17%	0.91%		0.48%		—		$ 388,731	45%
(1.62)	$16.97	4.26%	0.94%		0.37%		0.22%		$ 329,419	45%
(1.77)	$17.04	12.12%	0.98%		0.53%		0.20%		$ 345,656	54%
(0.03)	$14.84	(12.71)%	0.97	%(4)	0.41	%(4)	0.20	%(4)	$ 300,877	23%

(0.25)	$10.40	6.54%	1.15	%(4)	(0.01	)%(4)	0.20	%(4)	$ 86,367	28%
(0.71)	$ 8.39	(12.68)%	1.08%		(0.10)%		0.20%		$ 90,536	19%
—	$ 7.24	(13.71)%	1.09	%(4)	(0.20	)%(4)	0.20	%(4)	$ 74,597	14%

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.
(3)	For the six-months ended October 31, 2001 (unaudited).
(4)	Computed on an annualized basis.
(5)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(6)	Per share amount does not equal (0.01).
(7)
As required, effective May 1, 2001, the Company adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The Income and Bond Fund began amortizing long-term market premiums and discounts on debt securities.

The effect of this change for the six months ended October 31, 2001 resulted in the following adjustments:

width="3%">		Net investment income per share	Net realized and unrealized gain/loss per share	Ratio of net investment income to average net assets
	Income Fund	(0.01)	0.01	(0.35)%
	Bond Fund	(0.01)	0.01	(0.33)%

Per share, ratios and supplemental data for the periods prior to October 31, 2001 have not been restated to reflect this change in presentation.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

(1)   Organization

SouthTrust Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
U.S. Treasury Money Market Fund (“U.S. Treasury”)	Diversified	To provide as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Income Fund (“Income”)	Diversified	To provide current income.

Bond Fund (“Bond”)	Diversified	To provide a level of total return consistent with a portfolio of high-quality debt securities.

Alabama Tax Free Income Fund (“Alabama Tax- Free Income”)	Non- diversified	To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.

Value Fund (“Value”)	Diversified	To provide long-term capital appreciation, with income a secondary consideration.

Growth Fund (“Growth”)	Diversified	To provide capital appreciation.

          The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

(2)   Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

          Investment Valuation—Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

          Repurchase Agreements—It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

          The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company’s adviser to be creditworthy pursuant to the

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

          Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized/accreted as required by the Internal Revenue Code, as amended (the “Code”) and for financial reporting purposes (see Changes in Accounting Principle note). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

          Change in Accounting Principle—As required, effective May 1, 2001, the Company adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The Income Fund and Bond Fund began amortizing long-term market premiums and discounts. Prior to May 1, 2001, the Income Fund and Bond Fund did not amortize long-term market premiums and discounts. The cumulative effect of this accounting change had no impact on total net assets of these Funds, but resulted in the following adjustments based on securities held by the funds on October 31, 2001:

	Undistributed (distribution in excess of) Net Investment Income	Accumulated net realized gain (loss) on Investments	Unrealized Appreciation/ Depreciation
Income Fund	$(296,846)	$105,263	$191,583
Bond Fund	(113,757)	1,259	112,498

          The effect of this change for the six months ended October 31, 2001 was as follows:

	Undistributed (distribution in excess of) Net Investment Income	Accumulated net realized gain (loss) on Investments	Unrealized Appreciation/ Depreciation
Income Fund	$(129,564)	$121,464	$ 8,100
Bond Fund	(241,087)	210,474	30,613

          The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation. For the Funds of the Company not indicated above, the adoption of the guide did not have any effect on their financial statements.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

          Federal Taxes—It is the Company’s policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

          At April 30, 2001, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiration Year				Total Capital Loss Carryforwards
Fund	2005	2006	2008	2009
Income	$1,448,015	$73,422	$ 280,958	$ 591,780	$2,394,175
Bond	—	—	1,071,571	1,748,936	2,820,507
Alabama Tax-Free Income	—	—	89,761	18,217	107,978
Growth	—	—	—	1,082,264	1,082,264

          When-Issued and Delayed Delivery Transactions—The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

          Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

          Securities Lending—Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

government securities which are maintained at an amount equal to at least 100% of the current market value of the loaned securities.

          Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in interest income is $13,733 for Bond Fund attributable to income earned on securities lending transactions.

          Loans will be made to firms deemed by the Company’s adviser to be of good financial standing and will not be made unless, in the judgement of the Company’s adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund’s rights should the borrower of the securities fail financially.

          As of October 31, 2001, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Market Value of Reinvested Collateral Securities
Bond	$36,491,285	$37,392,375	$37,392,375

Cash collateral is held in a segregated account.

          Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund’s pricing committee.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

          Other—Investment transactions are accounted for on a trade date basis.

(3)   Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:

	U.S. Treasury		Income
	Six Months Ended October 31, 2001	Year Ended April 30, 2001	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	1,245,055,557	1,958,777,972	1,213,507	1,659,756
Shares issued to shareholders in payment of distributions declared	7,000,231	19,667,365	38,107	71,146
Shares redeemed	(1,194,351,361)	(1,689,741,589)	(850,143)	(1,380,960)

Net change resulting from share transactions	57,704,427	288,703,748	401,471	349,942

	Bond		Alabama Tax-Free Income
	Six Months Ended October 31, 2001	Year Ended April 30, 2001	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	1,220,867	4,031,826	665,732	956,927
Shares issued to shareholders in payment of distributions declared	269,683	543,120	15,626	23,642
Shares redeemed	(1,036,683)	(2,367,079)	(364,073)	(1,250,956)

Net change resulting from share transactions	453,867	2,207,867	317,285	(270,387)

	Value		Growth
	Six Months Ended October 31, 2001	Year Ended April 30, 2001	Six Months Ended October 31, 2001	Year Ended April 30, 2001
Shares sold	1,445,457	3,248,648	861,724	2,765,879
Shares issued to shareholders in payment of distributions declared	40,802	2,008,391	—	763,368
Shares redeemed	(1,489,017)	(4,383,406)	(1,356,575)	(1,037,822)

Net change resulting from share transactions	(2,758)	873,633	(494,851)	2,491,425

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

(4)   Investment Adviser Fee and Other Transactions with Affiliates

          Investment Adviser Fee—SouthTrust Investment Advisors, the Company’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
U.S. Treasury	0.50%

Income	0.60%

Bond	0.60%

Alabama Tax-Free Income	0.60%

Value	0.75%

Growth	0.75%

          Administrative Fee—Federated Services Company (“FServ”) provides the Company with certain administrative personnel and services. The fee is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Company for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

          Distribution Services Fee—The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp., (“FSC”) the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Fund’s shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.

Fund	Percentage of the Average Daily Net Assets of Fund
Income	0.25%

Alabama Tax-Free Income	0.25%

Growth	0.25%

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

          During the six months ended October 31, 2001, none of the above mentioned Funds incurred a distribution services fee.

          Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

          Transfer and Dividend Disbursing Agent Fees and Expenses—FServ through its subsidiary Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

          Portfolio Accounting Fees—FServ also maintains the Company’s accounting records for which it receives a fee. The fee is based on the level of each Fund’s average net assets for the period, plus out-of-pocket expenses.

          Deferred Compensation Plan—The Company’s independent Trustees may participate in a deferred compensation plan. Under the deferred compensation plan, Trustees may elect to defer 50% or 100% of the compensation they earn as Trustees. Amounts deferred will be invested in Shares of one or more eligible Funds as defined under the Plan.

          General—Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 2001 (Unaudited) (Continued)

(5)   Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities, short-term securities (and in-kind contributions), for the six-months ended October 31, 2001, were as follows:

Fund	Purchases	Sales
Income	$16,642,038	$14,557,966

Bond	51,643,014	45,698,490

Alabama Tax-Free Income	10,137,341	8,073,323

Value	72,013,518	78,712,556

Growth	11,388,501	15,347,295

Purchases and sales of long-term U.S. government securities for the period ended October 31, 2001, were as follows:

Fund	Purchases	Sales
Income	$23,626,945	$21,204,262

Bond	62,674,556	63,726,770

(6)   Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 2001, 56.6% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 32.8% of total investments.

TRUSTEES

Charles G. Brown III
Russell W. Chambliss
Thomas M. Grady
Lawrence W. Greer
Billy L. Harbert, Jr.
William O. Vann
George Jones

OFFICERS

Charles G. Brown, III
Chairman
Edward C. Gonzales
President
Beth S. Broderick
Vice President and Treasurer
Peter J. Germain
Vice President
John D. Johnson
Secretary
Victor R. Siclari
Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Company’s prospectuses, which contain facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

No Bank Guarantee	Not FDIC Insured	May Lose Value

No Bank Guarantee	Not FDIC Insured	May Lose Value

Cusip 844734103
Cusip 844734400
Cusip 844734202
Cusip 844734608
Cusip 844734301
Cusip 844734509
3110408 (12/01)

Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.